Exhibit 1.01
[       ]
DOUBLE-TAKE SOFTWARE, INC.
Common Stock
UNDERWRITING AGREEMENT
______, 2007
Thomas Weisel Partners LLC
Cowen and Company, LLC
As representatives of the
several Underwriters
c/o Thomas Weisel Partners LLC
Lever House
390 Park Avenue, 2nd Floor
New York, New York 10022
c/o Cowen and Company, LLC
1221 Avenue of the Americas
New York, New York 10020
Dear Sirs:
1. Introductory. Double-Take Software, Inc., a Delaware corporation (the “Company”), and the selling shareholders named in Schedule B hereto (the “Selling Shareholders”), propose to sell, pursuant to the terms of this Agreement and acting severally and not jointly, to the several underwriters named in Schedule A hereto (the “Underwriters,” or, each, an “Underwriter”), an aggregate of [       ] shares of the common stock, $0.001 par value per share of the Company (the “Common Stock”). The aggregate of [       ] shares of the Common Stock so proposed to be sold is hereinafter referred to as the “Firm Stock.” The Selling Shareholders also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional [       ] shares of the Common Stock (the “Optional Stock”). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the “Stock.” Thomas Weisel Partners LLC (“Thomas Weisel”) and Cowen and Company, LLC (“Cowen”) are acting as Representatives of the several underwriters and in such capacity are hereinafter referred to as the “Representatives.”
2. Representations and Warranties of The Company And The Selling Shareholders
          (I) Representations and Warranties of The Company. The Company represents and warrants to the several Underwriters, as of the date hereof and as of each Closing Date, and agrees with the several Underwriters, that:
(a) A registration statement of the Company on Form S-1 (File No. 333-144746) (including all pre-effective amendments thereto and any documents filed under the Exchange Act (as defined herein) and incorporated by reference in any such document, the “Initial Registration Statement”) in respect of the Stock has been filed with the Securities and Exchange Commission

(the “Commission”). The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you for each of the Underwriters, and, excluding exhibits thereto, have been declared effective by the Commission in such form and meets the requirements in all material respects of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). Other than a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act and the Rules and Regulations (a “Rule 462(b) Registration Statement”) which became effective upon filing, and the Prospectus (as defined below) contemplated hereby to be filed pursuant to Rule 424(b) under the Securities Act in accordance with Section 4(I)(a) hereof, no other document with respect to the Initial Registration Statement or the offer and sale of the Stock has heretofore been filed with the Commission or distributed. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or, to Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement, including any documents filed under the Exchange Act and incorporated by reference in any such document, or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations is hereinafter called a “Preliminary Prospectus”). The various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, in each case including (i) any documents filed under the Exchange Act and incorporated by reference in any such document, (ii) all exhibits thereto, and (iii) the information contained in the Prospectus (as defined below) filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it became effective are hereinafter collectively called the “Registration Statements.” The final prospectus, in the form filed pursuant to and within the time limits described in Rule 424(b) under the Securities Act, including any documents filed under the Exchange Act and incorporated by reference in any such document, is hereinafter called the “Prospectus.” Any reference herein to the Initial Registration Statement, any Preliminary Prospectus, the Registration Statements or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to General Instruction VII of Form S-1.
(b) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below) and the information included on Schedule C-2 hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the General Disclosure Package or any Limited Use Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through Thomas Weisel and Cowen by or on behalf of any Underwriter expressly for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17). As used in this paragraph (b) and elsewhere in this Agreement:
     “Applicable Time” means [ ] P.M., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act relating to the Stock in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.
     “General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule C-1 to this Agreement.
     “Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
     “Pricing Prospectus” means the Preliminary Prospectus relating the Stock that is included in the Registration Statement immediately prior to the Applicable Time.
(c) No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Stock has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s knowledge, threatened by the Commission; and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and the Pricing Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company through Thomas Weisel and Cowen by or on behalf of any Underwriter expressly for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).
(d) At the respective times the Registration Statements and any amendments thereto became or become effective and at each Closing Date, each Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at each Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company through Thomas Weisel and Cowen by or on behalf of any Underwriter expressly for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).
(e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Stock or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(I)(f) did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).
(f) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 4(I)(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b) and 433(d) under the Securities Act.
(g) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (g)(ii)), the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act (without taking into account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an “ineligible issuer,”) including without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Stock as contemplated by the Registration Statement.
(h) The Company and each of its subsidiaries (as defined in Section 15) have been duly incorporated and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of incorporation. The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify, be in good standing or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). The Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: Double-Take EMEA, f/k/a Double-Take Software S.A.S., existing under the laws of the Republic of France (“Sunbelt”) (100%).
(i) This Agreement has been duly authorized, executed and delivered by the Company.
(j) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus.
(k) The Company has an authorized capitalization as set forth in the Pricing Prospectus under the “Actual” column of the table set forth under the heading “Capitalization,” and all of the issued shares of capital stock of the Company, including the Stock to be sold by the Selling Shareholders, have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with applicable federal and state securities laws, and conform to the description thereof contained in the General Disclosure Package and the Prospectus. As of the date of such table, there were [20,988,938] shares of Common Stock issued and outstanding and [1,947,954] shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities other than Common Stock issued pursuant to the exercise of stock options outstanding under the Company’s stock option plans, the issuance of restricted Common Stock pursuant to employee stock purchase plans, the issuance of securities pursuant to reservations and other transactions, in each such case, as described in the General Disclosure Package or Prospectus or the issuance of common stock pursuant to the conversion of convertible securities referred to in the General Disclosure Package or Prospectus. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding             shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described above or accurately described in the General Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or similar equity incentive arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required by the Securities Act or Rules and Regulations to be shown with respect to such plans, arrangements, options and rights.
(l) All the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.
(m) The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the shares of Stock to be sold by the Company and the consummation of the transactions contemplated hereby to be consummated by the Company will not (with or without notice or lapse of time or both) (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except (A) under such indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are not material, and (B) for such conflicts, breaches, violations, defaults, rights, losses, creations or impositions that would not, in the aggregate, be material), (ii) violate the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries, or (iii) violate any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, in the case of clause (iii) for such conflicts, breaches, violations, defaults, rights, liens, encumbrances, security interests, claims and charges that would not have, singularly or in the aggregate, a Material Adverse Effect.
(n) Except for (x) the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable state securities laws, the National Association of Securities Dealers, Inc. (“NASD”) and the Nasdaq Global Market in connection with the purchase and distribution of the Stock by the Underwriters, and (y) such as have been obtained and are in full force and effect under the laws and regulations of jurisdictions, if any, outside the United States in which the Stock is offered, no consent, approval, authorization, license, certificate, permit, notice or order of, or filing, qualification or registration with (each an “Authorization”), any court, tribunal, government, governmental or regulatory authority, self—regulatory organization or body (each, a “Regulatory Body”), foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Stock or the consummation of the transactions contemplated hereby to be consummated by the Company; and to the knowledge of the Company, no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization. All corporate approvals (including those of stockholders) necessary for the Company to consummate the transactions contemplated in this Agreement have been obtained and are in effect.
(o) Eisner LLP which has certified certain financial statements and related schedules included in, and incorporated by reference in, the Registration Statements, the General Disclosure Package and the Prospectus is, to the Company’s knowledge, an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations, including Rule 2-01 of Regulation S-X of the Rules and Regulations and the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
(p) The financial statements, together with the related notes, included in the General Disclosure Package, the Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included in the General Disclosure Package; provided, however, that those financial statements that are unaudited are subject to year-end adjustment and do not contain all of the footnotes required under GAAP. The financial statements, together with the related notes and schedules, included in the General Disclosure Package and the Prospectus comply in all material respects with the Securities Act and the Rules and Regulations. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be included in the Registration Statements, the General Disclosure Package or the Prospectus. The pro forma and pro forma as adjusted financial information and the related notes included in the Registration Statements, the General Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The summary and selected financial data included in the General Disclosure Package, the Prospectus and each Registration Statement fairly present the information shown therein as at the respective dates and for the respective periods specified.
(q) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the General Disclosure Package, any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, assets, management, financial position, prospects, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the General Disclosure Package.
(r) Except as set forth in the General Disclosure Package, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is required to be described in the Registration Statements, the General Disclosure Package or the Prospectus and which is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
(s) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii) of this paragraph (s), for any violations, defaults or events which, singularly or in the aggregate, would not have a Material Adverse Effect.
(t) The Company and each of its subsidiaries possess all permits issued by, and have made all declarations and filings with, each appropriate local, state, federal or foreign Regulatory Body that are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. The Company and its subsidiaries are in compliance with all such Governmental Permits, and all such Governmental Permits are valid and in full force and effect, except where such non-compliance, invalidity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any subsidiary has received notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit and, to the knowledge of the Company, no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit will not be renewed, except where such revocation, modification, suspension, termination, invalidation or lack of renewal would not, singularly or in the aggregate, have a Material Adverse Effect.

(u) Neither the Company nor any of its subsidiaries is or, immediately after giving effect to the offering of the Stock and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will be required to register as an “investment company” under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
(v) Neither the Company nor, to the Company’s knowledge, any of its officers or directors has taken or will take, and the Company has used reasonable efforts to cause each of its affiliates not to have taken or take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which would reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of the shares of the Stock.
(w) (i) The Company and its subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the General Disclosure Package and the Prospectus, and the Company has no knowledge of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. To the Company’s knowledge, the Intellectual Property licenses described in the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance with its terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach, except for such claims that have been fully resolved or are not material, of any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. The Company’s business as now conducted does not, and to the Company’s knowledge, as proposed to be conducted will not, infringe or conflict with any Intellectual Property or franchise right of any person. Except as described in the General Disclosure Package, no claim has been made against the Company alleging the infringement by the Company or any of its licensees or other third parties of any Intellectual Property right or franchise right of any person, except for such as would not have a Material Adverse Effect. The Company has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. Each employee of and consultant to the Company and its subsidiaries has entered into a confidentiality and invention assignment agreement in favor of the Company or its applicable subsidiary as a condition of the employment or retention of services of such employee or consultant, except where the failure to enter into such an agreement would not have a Material Adverse Effect.
(ii)	Except for matters relating to third parties expressly identified and named in the Prospectus: (A) there are no rights of third parties to any Intellectual Property owned by or licensed to the Company or any of its subsidiaries that conflict with the rights of the Company or its subsidiaries related to such Intellectual Property, except for any such rights that, singularly or in the aggregate, would not have a Material Adverse Effect; (B) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property right owned by or licensed to the Company or its subsidiaries that would have a Material Adverse Effect; (C) other than in connection with assertions or inquiries made by patent office examiners in the ordinary course of the prosecution of the patent applications of the Company or its subsidiaries, there is no pending or threatened action, suit, proceeding or other claim by others challenging the rights of the Company or any of its subsidiaries in or to, or the validity or scope of, any Intellectual Property owned by or licensed to the Company or its subsidiaries, except for any such claim that would not have a Material Adverse Effect, and the Company is unaware of any facts that would form a reasonable basis for any such claim; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or other claim by others that the Company or any of its subsidiaries, or any of their respective licensees, infringes or otherwise violates, or would infringe or otherwise violate upon commercialization of its products and product candidates described in the Prospectus, any patent, trademark, copyright, trade secret or other proprietary rights of others, and there are no facts that would form a reasonable basis for any such claim by others that the Company or any of its subsidiaries, or any of their respective licensees, infringes or otherwise violates, or would infringe or otherwise violate upon commercialization of its products and product candidates described in the Prospectus, any Intellectual Property of others, except, in each case in this clause (D), for any such claims that would not have a Material Adverse Effect; and (E) there is no patent or, to the Company’s knowledge, patent application that contains claims that conflict with any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or any of its subsidiaries or that is necessary for the conduct of their respective businesses as currently or contemplated to be conducted, except for such as would not have a Material Adverse Effect.
(iii)	The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the business as currently conducted. With respect to the use of the software in the Company’s business as it is currently conducted, the Company has not experienced any material defects in such software including any material error or omission in the processing of any transactions other than defects which have been corrected, and to the knowledge of the Company, no such software contains any device or feature designed to disrupt, disable, or otherwise impair the functioning of any software or is subject to the terms of any “open source” or other similar license that provides for the source code of the software to be publicly distributed or dedicated to the public. The Company has at all times complied in all material respects with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. To the Company’s knowledge, no claims have been asserted or threatened against the Company alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. The Company takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.
(x) The Company and each of its subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all real property, and good title to all other property owned by them, in each case, which are material to the business of the Company and its subsidiaries taken as a whole, and, in each case, free and clear of all liens, encumbrances, security interests, claims and defects that could, singularly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has received any notice of any material claim (i) of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or (ii) affecting or questioning the rights of the Company or such subsidiary to the continued possession of any leased or subleased premises under any such lease or sublease.
(y) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries principal suppliers, manufacturers, customers or contractors that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary has plans to terminate employment with the Company or any such subsidiary.
(z) To the knowledge of the Company, no “prohibited transaction” as defined under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any “employee benefit plan” as defined in Section 3(3) of ERISA which the Company or any member of the Company’s controlled group as defined in Code Section 414(b), (c), (m), or (o) (an “ERISA Affiliate”) sponsors or to which the Company or any ERISA Affiliate could have an obligation to contribute (each an “Employee Benefit Plan”). At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, or contributed to any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA. No Employee Benefit Plan provides or promises retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law. Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code. Each Employee Benefit Plan intended to be qualified under Code Section 401(a) has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the Company’s knowledge, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification. The Company does not have any obligations under any collective bargaining agreement with any union and, to the Company’s knowledge, no organization efforts are underway with respect to Company employees.
(aa) The Company and its subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect. To the knowledge of the Company, the associated costs and liabilities, with respect to compliance with all Environmental laws, (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Governmental Permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties) to the Company and its subsidiaries, would not, singularly or in the aggregate, result in a Material Adverse Effect.
(bb) The Company and its subsidiaries each (i) have timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (bb), that could not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect or that are disclosed in the General Disclosure Package and the Prospectus. The Company and its subsidiaries have not engaged in any transaction which is a corporate tax shelter or which has a reasonable basis to be characterized as such by the Internal Revenue Service or any other taxing authority.
(cc) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.
(dd) The Company and each of its subsidiaries maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective in all material respects. Since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee) The minute books of the Company and each of its subsidiaries have been made available to the Underwriters and counsel for the Underwriters, and such books (i) contain a summary that is complete in all material respects of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable) and each of its subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action and (ii) accurately in all material respects reflect all meetings and actions referred to in such minutes.
(ff) There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the General Disclosure Package and in the Prospectus or to be filed as an exhibit to the Registration Statements which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statements are accurate and complete descriptions of such documents in all material respects. Other than as described in the General Disclosure Package, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor any of its subsidiaries has received notice and the Company does not have knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.
(gg) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the General Disclosure Package and the Prospectus and which is not so described.
(hh) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statements or otherwise in connection with the offering and sale of the Stock as contemplated by this Agreement, except for persons and entities (i) who have been given proper notice and who are Selling Shareholders, (ii) who have expressly waived such right in writing or (iii) who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the General Disclosure Package, there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its subsidiaries under the Securities Act.
(ii) Neither the Company nor any of its subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Stock will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.
(jj) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Stock or any transaction contemplated by this Agreement.
(kk) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the

Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
(ll) The Common Stock is listed on the Nasdaq Global Market (“Nasdaq GM”) of The Nasdaq Stock Market (“Nasdaq”) under the symbol “DBTK.” The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Nasdaq GM, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.
(mm) The Company has filed on a timely basis with the Commission all reports, registration statements and other documents required by the Securities Act, the Exchange Act or the rules and regulations of the Commission promulgated pursuant to the Securities Act or the Exchange Act. All of such reports, registration statements and other documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act, the Exchange Act or the rules and regulations of the Commission promulgated pursuant to the Securities Act or the Exchange Act, as appropriate.
(nn) The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are in effect and that the Company is required to comply with and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act when such provisions will become applicable to the Company.
(oo) The Company is in compliance with all corporate governance requirements set forth in the Nasdaq Marketplace Rules that are in effect and that the Company is required to comply with and is actively taking such steps to ensure that it will be in compliance with other corporate governance requirements set forth in the Nasdaq Marketplace Rules when such provisions will become applicable to the Company.
(pp) To the Company’s knowledge after due inquiry, neither the Company nor any of its subsidiaries, nor any employee or agent of the Company or any subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.
(qq) There are no transactions, arrangements or other relationships between and/or among the Company or, the knowledge of the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations), on the one hand, and any unconsolidated entity, including, but not limited to, any structure finance, special purpose or limited purpose entity, on the other hand, that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package and the Prospectus that have not been described as required.
(rr) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the executive officers or directors of the Company, any of its subsidiaries or any of their respective family members, except as disclosed in the Registration Statements, the General Disclosure Package and the Prospectus.

(ss) The statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.
(tt) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.
(uu) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC, in violation of such sanctions.
(vv) The Company does not directly or indirectly control an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of the NASD) of, any member firm of the NASD. The Company (i) does not control, (ii) is not controlled by, and (iii) is not under common control by any entity, other than as set forth on Schedule E.
(ww) To the knowledge of the Company, after reasonable investigation under the circumstances, there are no affiliations or associations between any member of the NASD and any Company officer, director or holder of five percent (5%) or more of the Company’s securities, except as set forth in the Registration Statement and the Pricing Prospectus.
Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.
          (II) Representations and Warranties and Agreements of The Selling Shareholders. Each Selling Shareholder severally and not jointly represents and warrants to the several Underwriters as of the date hereof and as of each Closing Date, and agrees with the several Underwriters, that such Selling Shareholder:
(a) Such Selling Shareholder has, except to the extent that shares of Stock will be acquired by such Selling Shareholder upon the exercise of employee stock options, and immediately prior to each Closing Date (as defined in Section 3 hereof) the Selling Shareholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the shares of Stock to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, security interests, encumbrances, equities or claims of any kind, other than pursuant to this Agreement and the Custody Agreement; upon payment for the shares of Stock to be sold by such Selling Shareholder pursuant to this Agreement, delivery of such shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”) (unless delivery of such shares is unnecessary because such shares are already in possession of Cede or such nominee), registration of such shares in the name of Cede or such other nominee (unless registration of such shares is unnecessary because such shares are already registered in the name of Cede or such nominee), and the crediting of such shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any “adverse claim,” within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”) to such shares), (A) DTC shall be a “protected purchaser” of such shares within the meaning of Section 8-303 of the UCC and will acquire its interest in the shares (including without limitation, all rights that such Selling Shareholder had or has the power to transfer in such shares) free and clear of any “adverse claim” within in the meaning of Section 8-102 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such             shares and (C) no action based on any “adverse claim” within the meaning of Section 8-102 of the UCC to such shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Shareholder may assume that when such payment, delivery (if necessary) and crediting occur, (x) such shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
(b) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.
(c) Except to the extent that the shares of Stock to be sold by such Selling Stockholder hereby will be acquired by such Selling Shareholder upon the exercise of employee stock options, such Selling Shareholder has duly and irrevocably authorized, executed and delivered a custody agreement, in substantially the form attached hereto as Exhibit II (the “Custody Agreement”), with Continental Stock Transfer & Trust Co. as custodian for such Selling Shareholder (in such capacity, the “Custodian”), pursuant to which such Selling Shareholder has placed in custody with the Custodian for delivery under this Agreement certificates for all of the shares of Stock to be sold by such Selling Shareholder hereunder, in negotiable and suitable form for transfer or delivery or accompanied by duly executed instruments of transfer or assignment in blank; and the Custody Agreement is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.
(d) Such Selling Shareholder has full right, power and authority to enter into this Agreement and the Custody Agreement, to the extent applicable; the execution, delivery and performance of this Agreement and the Custody Agreement, to the extent applicable, by such Selling Shareholder, the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby and the compliance by such Selling Shareholder with its obligations hereunder and thereunder have been duly authorized and do not and will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon the Stock to be sold by such Selling Shareholder hereunder or any other property or assets of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, except (A) as to such property and assets (other than the Stock) that are not material, and (B) for such conflicts, breaches, violations, defaults, rights, losses, creations or impositions that would not have an adverse effect on the ability of the Selling Shareholder to perform its obligations under the Agreement, nor will such actions result in any violation of the provisions of the charter, by-laws or the articles of partnership (or analogous governing instruments, as applicable) of the Selling Shareholder, any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Selling Shareholder or any property or assets of the Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Custody Agreement, to the extent applicable, by such Selling Shareholder, and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby.
(e) The representations and warranties of such Selling Shareholder in Section 8 of the Custody Agreement, to the extent applicable, are as of the date hereof and as of each Closing Date true and correct.
(f) At the respective times the Registration Statements and any amendments thereto became or become effective and at each Closing Date, each Registration Statement and any amendments thereto did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the General Disclosure Package, the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Applicable Time and each Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (f) apply only to the extent that any information contained in or omitted from the Registration Statements, the General Disclosure Package or Prospectus was made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder specifically for inclusion therein which information the parties hereto agree is limited to Underwriters’ Information (as defined in Section 17).
(g) Such Selling Shareholder has not taken, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which would reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of the shares of the Stock.
(h) The NASD Questionnaire completed by such Selling Shareholder is accurate and complete.
Any certificate signed by or on behalf of a Selling Shareholder and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.
3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, that number of shares of Firm Stock (rounded up or down, as determined by Thomas Weisel and Cowen in their discretion, in order to avoid fractions) obtained by multiplying [ ] shares of Firm

Stock in the case of the Company and the number of shares of Firm Stock set forth opposite the name of such Selling Shareholder in Schedule B hereto, in the case of a Selling Shareholder, in each case by a fraction the numerator of which is the number of shares of Firm Stock set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of shares of Firm Stock.
     The purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders for the Stock will be $[ ] (the “Purchase Price”).
     The Company and the Custodian, on behalf of the Selling Shareholders, will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters, through the facilities of The Depositary Trust Company, in each such case, credited to such accounts and in such denominations as the Representatives may direct by notice in writing to the Company and the Custodian given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the First Closing Date (as defined below) against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to an account at a bank reasonably acceptable to Thomas Weisel and Cowen payable to the order of the Company and, Continental Stock Transfer & Trust Co. as Custodian for the Selling Shareholders for the Firm Stock sold by them all at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, in New York, New York. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York time, on [ ], 2007, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the “First Closing Date.” The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement among the Company, the Selling Shareholders, Thomas Weisel and Cowen.
     The Company, in the event the Representatives elect to have the Underwriters take delivery of definitive certificates instead of delivery from the Company of the certificates through the facilities of The Depository Trust Company, and the Custodian, on behalf of the Selling Shareholders, shall make certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters in New York, New York at least one (1) full business day prior to the First Closing Date.
     For the purpose of covering any over allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The Selling Shareholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of shares of Optional Stock obtained by multiplying the number of shares of Optional Stock specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Shareholders in Schedule B hereto under the caption “Number of Shares of Optional Stock to be Sold” and the denominator of which is the total aggregate number of shares of Optional Stock to be sold (subject to adjustment by Thomas Weisel and Cowen to eliminate fractions). Such shares of Optional Stock shall be purchased from each Selling Shareholder for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter’s name on Schedule A bears to the total number of shares of Firm Stock (subject to adjustment by Thomas Weisel and Cowen to eliminate fractions). The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by Thomas Weisel and Cowen to the Company and Selling Shareholders.

     The option granted hereby may be exercised by written notice being given to the Company, the Custodian and the Selling Shareholders by Thomas Weisel and Cowen setting forth the number of shares of the Optional Stock to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for such Optional Stock (which may be the First Closing Date, but not earlier) is herein referred to as the “Option Closing Date” and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. (Each Option Closing Date and the First Closing Date are herein referred to as the “Closing Dates.”)
     The Custodian, on behalf of the Selling Shareholders, will deliver the Optional Stock to the Representatives for the respective accounts of the several Underwriters, in the form of definitive certificates, in each such case, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company and the Custodian given at or prior to 12:00 Noon, New York time, on the second (2nd) full business day preceding the Option Closing Date (as defined above)) against payment of the aggregate Purchase Price therefor by wire transfer in federal (same day) funds to, an account at a bank acceptable to Thomas Weisel and Cowen payable to the order of Continental Stock Transfer & Trust Co. as Custodian for the Selling Shareholders for the Optional Stock sold by them, all at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The Selling Shareholders shall make the certificates for the Optional Stock available to the Representatives for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, at least one (1) full business day prior to the Option Closing Date. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement among the Company, the Selling Shareholders, Thomas Weisel and Cowen.
     The several Underwriters propose to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.
4. Further Agreements Of The Company and The Selling Shareholders
          (I) Further Agreements Of The Company. The Company agrees with the several Underwriters:
(a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; to prepare the Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on rules 430A, 430B and 430C and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Representatives immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statements, the General Disclosure Package or to the Prospectus to which the Representatives shall reasonably object by notice to the Company after a reasonable period to review; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) or 163(b)(2), as the case may be; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding of which the Company is aware for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its commercially reasonable best efforts to obtain the withdrawal of such order.
(b) The Company represents and agrees that, unless it obtains the prior consent of the Representatives, it has not made and will not, other than the final term sheet prepared and filed pursuant to Section 4(I)(c) hereof, make any offer relating to the Stock that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus included in Schedule C-1 hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the condition in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.
(c) If the Company elects to prepare a final term sheet relating to the Stock, the Company will prepare such final term sheet (the “Final Term Sheet”) reflecting the final terms of the Stock, in form and substance satisfactory to the Representatives, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 under the Securities Act prior to the close of business two (2) business days after the date hereof; provided that the Company shall provide the Representatives with copies on any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object.
(d) If at any time prior to the expiration of nine (9) months after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, when a prospectus relating to the Stock is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act, that the Company will promptly notify the Representatives thereof and upon their request will prepare an appropriate amendment or supplement in form and substance satisfactory to the Representatives which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amendment or supplement. In case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) relating to the Stock nine (9) months or more after the later of (i) the latest effective date of the Registration Statement or (ii) the date of the Prospectus, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to such Underwriter as many copies as such Underwriter may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.
(e) If the General Disclosure Package is being used to solicit offers to buy the Stock at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.
(f) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representatives so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company through the Thomas Weisel and Cowen by or on behalf of any Underwriter expressly for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).
(g) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.
(h) To deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission (in each case excluding exhibits), (ii) each Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (h) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), and (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (h) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement).
(i) To make generally available to its shareholders as soon as practicable, but in any event not later than the Availability Date (as defined below), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158). For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.
(j) To take promptly from time to time such actions as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Representatives may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of Stock in such jurisdictions; provided that the Company and its subsidiaries shall not be obligated (i) to qualify as foreign corporations or entities in any jurisdiction in which they are not so qualified, (ii) to file a general consent to service of process in any jurisdiction or (iii) to subject itself to taxation in any such jurisdiction in which it is not otherwise subject.
(k) Upon request, during the period of five (5) years from the date hereof, to deliver to each of the Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange or automatic quotation system on which the Stock is listed or quoted; provided, however, that in no case shall the Company be required to furnish materials pursuant to this paragraph that are filed and publicly available on the Commission’s EDGAR database.
(l) That the Company will not, for a period of ninety (90) days from the date of this Agreement (the “Lock-Up Period”), without the prior written consent of Thomas Weisel and Cowen, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or publicly announce the offering of, or file any registration statement under the Securities Act, other than the Company’s sale of the Stock hereunder and the issuance of restricted Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation or similar plans as such plans, with respect to the material terms and number of shares subject to such plans, are in existence on the date hereof and described in the Prospectus and the issuance of Common Stock pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof. The Company will cause each officer, director, shareholder, optionholder and warrantholder listed in Schedule D to furnish to the Representatives, prior to the First Closing Date, a letter, substantially in the form of Exhibit I-A or Exhibit I-B, as the case may be, hereto, pursuant to which each such person shall agree, among other things not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, not to engage in any swap or other agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of Common Stock or any such securities and not to engage in any short selling of any Common Stock or any such securities, during the Lock-Up Period, without the prior written consent of Thomas Weisel and Cowen. The Company also agrees that during such period, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for a registration statement on Form S-8 relating to employee benefit plans. The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (l) or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Thomas Weisel and Cowen waive such extension in writing. The Company will provide the Representatives and any co-managers and each stockholder subject to the Lock-Up Period pursuant to the lock-up letters described in Sections 6(q) with prior notice (in accordance with Section 14 herein) of any such announcement that gives rise to an extension of the Lock-Up Period.
(m) To supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act or any of the Registration Statements, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.
(n) Prior to each of the Closing Dates, to furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statements and the Prospectus.
(o) Prior to the latest of the Closing Dates, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior written consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.
(p) Until Thomas Weisel and Cowen shall have notified the Company of the completion of the resale of the Stock, that the Company will not, and will use reasonable efforts to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Stock, or attempt to induce any person to purchase any Stock; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Stock.
(q) Not to take any action prior to latest of the Closing Dates which would require the Prospectus to be amended or supplemented pursuant to Section 4(I)(d).

(r) To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time and to file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act, in each case, when the Prospectus is required to be delivered.
(s) To apply the net proceeds from the sale of the Stock as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”
(t) To use its best efforts to maintain the quotation of the Stock on the Nasdaq GM.
(u) To use its commercially reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Firm Stock and the Optional Stock.
(v) To file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.
(w) To file, on a timely basis, with the Commission and the Nasdaq Global Market all reports and documents required to be filed under the Exchange Act.
          (II) Further Agreements of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, agrees with the several Underwriters that:
(a) The shares of Stock represented by the certificates held in custody under the Custody Agreement for such Selling Shareholder are for the benefit of and coupled with and subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Shareholder for such custody and the appointment of the Custodian is irrevocable. The obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by death or incapacity of any Selling Shareholder that is an individual or, in the case of a Selling Shareholder that is an estate or trust, by the death or incapacity of any executor or trustee thereof or the termination of such trust or estate, or in the case of a Selling Shareholder that is a partnership or corporation, by the dissolution or liquidation of such partnership or corporation, or by the occurrence of any other event before the delivery of the Stock hereunder. If any individual Selling Shareholder or trustee or executor of any estate or trust Selling Shareholder should die or become incapacitated, if any estate or trust Selling Shareholder should be terminated, if any partnership or corporation Selling Shareholder should be dissolved or liquidated or if any other event should occur before the delivery of the Stock to the Underwriters hereunder, certificates for the Stock to be sold by such Selling Shareholder shall be delivered on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred and all action taken by the by the Custodian under the Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, whether or not the Custodian shall have notice of such death, incapacity, termination, dissolution, liquidation or other event.
(b) Such Selling Shareholder will not take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company.

(c) Such Selling Shareholder will deliver to Thomas Weisel and Cowen on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person) or such other applicable form or statement specified by Treasury Department regulations in lieu thereof.
(d) Such Selling Shareholder agrees that it will not prepare of have prepared on its behalf or use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) and agrees that it will not distribute any written materials in connection with the offer or sale of the Stock.
(e) During the period when delivery of a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, such Selling Shareholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any change in the information relating to such Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.
(f) Such Selling Shareholder will use his, her or its commercially reasonable best efforts to do and perform all things required to be done or performed under this Agreement by such Selling Shareholder prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Firm Stock and the Optional Stock.
5. Payment of Expenses. The Company agrees to pay, or reimburse if paid by any Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, preparation, printing and delivery of certificates for the Stock, including any taxes payable in that connection; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto and the costs of printing, reproducing and distributing the Custody Agreement, the “Agreement Among Underwriters” between the Representatives and the Underwriters, the Master Selected Dealers’ Agreement, the Underwriters’ Questionnaire, this Agreement and any closing documents by mail, facsimile transmission or other means of communications, in all cases, as may be reasonably requested for use in connection with the offering and sale of the Stock; (d) the fees and expenses (including related reasonable fees and expenses of a single counsel for the Underwriters) incurred in connection with securing any required review by the NASD of the terms of the sale of the Stock and any filings made with the NASD; (e) any applicable listing, quotation or other fees; (f) the fees and expenses (including related reasonable fees and expenses of a single counsel to the Underwriters) of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(I)(j)) and of preparing, printing and distributing wrappers, Blue Sky Memoranda and Legal Investment Surveys; (g) all fees and expenses of the registrar and transfer agent of the Stock; and (i) all other costs and expenses incident to the offering of the Stock or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants); provided that, except to the extent otherwise provided in this Section 5 and in Sections 9 and 10, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the resale of any Stock by them and the expenses of advertising any offering of the Stock made by the Underwriters.
     Each Selling Shareholder will pay all fees and expenses incident to the performance of such Selling Shareholder’s obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for such Selling Shareholder, such

Selling Shareholder’s pro rata share of fees and expenses of the Custodian and all expenses and taxes incident to the sale and delivery of the Stock to be sold by such Selling Shareholder to the Underwriters hereunder, unless any agreement between the Company and the Selling Shareholders provides that the Company shall pay some or all of such fees and expenses, in which case the Company shall pay such specified fees and expenses and the Selling Shareholder shall pay the remainder.
6. Conditions of Underwriters’ Obligations. The respective obligations of the several Underwriters hereunder are subject, in their discretion, to the accuracy, when made and at the Applicable Time and on such Closing Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to each of the following additional terms and conditions:
(a) No stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission and all requests for additional information on the part of the Commission (to be included in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 4(I)(a), and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and the NASD shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.
(b) None of the Underwriters shall have discovered and disclosed to the Company on or prior to such Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.
(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Custody Agreements, the Stock, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
(d) Hogan & Hartson L.L.P. shall have furnished to the Representatives such counsel’s (i) written opinion, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in substantially the form attached hereto as Exhibit III-A and (ii) written statement, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in substantially the form attached hereto as Exhibit III-B.
(e) Hogan & Hartson MNP shall have furnished to the Representatives such counsel’s written opinion, as foreign counsel to the Company, addressed to the Underwriters and dated the Closing Date, in substantially the form attached hereto as Exhibit IV.
(f) Each of Hogan & Hartson L.L.P. (as counsel to certain Selling Shareholders) and Maples and Calder (as counsel to ABS Capital Partners IV Offshore, L.P. and ABS Capital Partners IV Special Offshore, L.P.) shall have furnished to the Representatives such counsel’s written opinion, as counsel to such Selling Shareholders, addressed to the Underwriters and dated such Closing Date, in substantially the form attached hereto as Exhibits V-A and V-B, respectively.
(g) The Representatives shall have received from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.
(h) At the time of the execution of this Agreement, the Representatives shall have received from Eisner LLP a letter, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Representatives (i) confirming that they an independent registered accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus.
(i) On the effective date of any post-effective amendment to any Registration Statement and on such Closing Date, the Representatives shall have received a letter (the “bring-down letter”) from Eisner LLP addressed to the Underwriters and dated such Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Representatives concurrently with the execution of this Agreement pursuant to paragraph (h) of this Section 6.
(j) The Company shall have furnished to the Representatives a certificate, dated such Closing Date, of its chief executive officer and its chief financial officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, to knowledge of such officer, at the respective times the Registration Statements and any amendments thereto became or become effective and at each Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of such Closing Date, any Permitted Free Writing Prospectus as of its date and as of such Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of such Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Initial Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of such Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (iv) to their knowledge, there has not been, subsequent to the date of the most recent audited financial statements included in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its subsidiaries, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.
(k) At the time of the execution of this Agreement, the Representatives shall have received copies of the Custody Agreement executed by each Selling Shareholder and Custodian.
(l) Each Selling Shareholder (or the Custodian) shall have furnished to the Representatives on such Closing Date a certificate, dated the such date, signed by, or on behalf of, such Selling Shareholder stating that the representations, warranties and agreements of such Selling Shareholder contained herein are true and correct as of such Closing Date and that such Selling Shareholder has complied with all agreements contained herein to be performed by such Selling Shareholder at or prior to such Closing Date.
(m) Since the date of the latest audited financial statements included in the General Disclosure Package, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (m), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the General Disclosure Package.
(n) No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.
(o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Nasdaq GM or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) so as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.
(p) The Nasdaq GM shall have approved the Stock for inclusion therein, subject only to official notice of issuance and evidence of satisfactory distribution.
(q) Thomas Weisel and Cowen shall have received the written agreements, substantially in the form of Exhibit I-A or Exhibit I-B, as the case may be, hereto, of the officers, directors, shareholders, optionholders and warrantholders of the Company listed in Schedule D to this Agreement.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
7. Indemnification And Contribution.
(a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers, managers, members, employees, Representatives and agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading; or (C) any act or failure to act, or any alleged act or failure to act, by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A) or (B) above of this Section 7(a) (provided that the Company shall not be liable in the case of any matter covered by this subclause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each

Underwriter Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 17).
The indemnity agreement in this Section 7(a) is not exclusive and is in addition to each other liability which the Company might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to any Underwriter Indemnified Party.
(b) The Selling Shareholders each, severally and not jointly, shall indemnify and hold harmless each Underwriter Indemnified Party, against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information provided to the Company by or on behalf of a Selling Shareholder specifically for inclusion therein, and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the liability of each Selling Shareholder pursuant to this Section 7(b) shall not exceed the aggregate gross proceeds received after underwriting commissions and discounts, but before expenses, from the sale of Offered Securities by such Selling Shareholder pursuant to this Agreement (with respect to each Selling Shareholder, such amount being referred to herein as such Selling Shareholder’s “Net Proceeds”). This indemnity agreement is not exclusive and will be in addition to any liability which the Selling Shareholders might have under this Agreement or otherwise, and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to each Underwriter Indemnified Party.
(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or

Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each individually a “Company Indemnified Party”) and the Selling Shareholders against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 17, and shall reimburse the Company Indemnified Parties, reasonably and promptly for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties.
(d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a), the Selling Shareholder in the case of a claim for indemnification under Section 7(b) or Thomas Weisel and Cowen in the case of a claim for indemnification under Section 7(c), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by Thomas Weisel and Cowen if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Subject to this Section 7(d), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 7(a) or 7(b) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
(e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a), 7(b) or 7(c), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the

Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Stock, or (ii) if the allocation provided by clause (i) of this Section 7(e) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(e) but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Stock purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of the Underwriters for use in the Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriter’s Information as defined in Section 17. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 7(e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act and (ii) no Selling Shareholder shall be required to contribute any amount in excess of such Selling Shareholder’s “Net Proceeds”). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 7(e) are several in proportion to their respective underwriting obligations and not joint.
8. Termination. The obligations of the Underwriters hereunder may be terminated by Thomas Weisel and Cowen, in their absolute discretion, by notice given to the Company and the Selling Shareholder prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 6(m), 6(n) and 6(o) have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

9. Reimbursement of Underwriters’ Expenses. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8 (other than a termination upon the occurrence of any of the events described in Section 6(o)) or Section 10 (b) the Company or any Selling Shareholder shall fail to tender the Stock for delivery to the Underwriters for any reason not permitted under this Agreement, (c) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement or (d) the sale of the Stock is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5, the Company and each Selling Shareholder shall, pro rata based on the number of shares of Stock each agreed to sell hereunder, reimburse the Underwriters for the actual, out-of-pocket expenses, including, without limitation, the actual fees and expenses of Underwriters’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Stock consistent with Section 5, and upon demand the Company and the Selling Shareholders shall pay the full amount thereof to the Cowen; provided that if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of expenses to the extent incurred by such defaulting Underwriter; provided further that the foregoing shall not limit any reimbursement obligation of the Company to any non-defaulting Underwriter under this Section 9.
10. Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder on any Closing Date and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares to be purchased by all Underwriters on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty eight (48) hours after such default, this Agreement shall terminate.
     If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters on such Closing Date as provided in this Section 10, (i) the Company and the Selling Shareholders shall have the right to postpone such Closing Dates for a period of not more than five (5) full business days in order that the Underwriters, the Company and the Selling Shareholders may effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statements or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Shareholders or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of any non-defaulting Underwriter, the Selling Shareholders or the Company, except that the representations, warranties, covenants, indemnities, agreements and other statements set forth in Section 2, the obligations with respect to expenses to be paid or reimbursed pursuant to Sections 5 and 9 and the provisions of Section 7 and Sections 11 through 21, inclusive, shall not terminate and shall remain in full force and effect.

11. Absence of Fiduciary Relationship. The Company and the Selling Shareholders acknowledge and agree that:
(a) each Underwriter’s responsibility to the Company and the Selling Shareholders are solely contractual in nature, the Representatives are acting solely as underwriters in connection with the sale of the Stock and no fiduciary, advisory or agency relationship between the Company of the Selling Shareholders and the Representatives has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the Representatives has advised or is advising the Company or the Selling Shareholders on other matters;
(b) the price of the Stock set forth in this Agreement was established by the Company and the Selling Shareholders following discussions and arms-length negotiations with the Representatives, and the Company and the Selling Shareholders is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;
(c) they have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Shareholders and that the Representatives have no obligation to disclose such interests and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship; and
(d) they waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty in connection with the transactions contemplated by this Agreement and agree that the Representatives shall have no liability (whether direct or indirect) to the Company or the Selling Shareholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Shareholders, including stockholders, employees or creditors of the Company or the Selling Shareholders.
12. Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Shareholders and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentence, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Shareholders contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall be for the benefit of the Company Indemnified Parties and the Selling Shareholders. It is understood that each Underwriter’s responsibility under this Agreement to the Company and the Selling Shareholders is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement. No purchaser of any of the Stock from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.
13. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholders, the Company or any person controlling any of them and shall survive delivery of and payment for the Stock. Notwithstanding any termination of this

Agreement, including without limitation any termination pursuant to Section 8 or Section 10, the indemnities, covenants, agreements, representations, warranties and other statements forth in Sections 2, 5, 7 and 9 and Sections 11 through 21, inclusive, of this Agreement shall not terminate and shall remain in full force and effect at all times.
14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:
(a) if to the Underwriters, shall be delivered or sent by mail, facsimile transmission or email to (i) Thomas Weisel Partners LLC, Attention: Jack Helfand, Fax: 415-364-2694 and email: jhelfand@tweisel.com, and (ii) Cowen and Company, LLC, Attention: Patricia Murphy, Fax: 646-562-1861 and email: patricia.murphy@cowen.com; and
(b) if to the Company shall be delivered or sent by mail, facsimile transmission or email to Double-Take Software, Inc., Attention: Craig Huke, Fax: 317-572-1864, and email: chuke@doubletake.com; and
(c) if to any Selling Shareholder, to such Selling Shareholder at the address set forth for such Selling Shareholder on Schedule B hereto for such Selling Shareholder;
provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance notice to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof.
15. Definition of Certain Terms. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.
16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations. The Company and each Selling Shareholder irrevocably (a) submits to the non-exclusive jurisdiction and venue of the Federal and state courts in the Borough of Manhattan in The City of New York for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement, the Registration Statements and any Preliminary Prospectus or the Prospectus, (b) agrees that all claims in respect of any such suit, action or proceeding may be heard and determined by any such court, (c) waives to the fullest extent permitted by applicable law, any immunity from the jurisdiction and venue of any such court or from any legal process, (d) agrees not to commence any such suit, action or proceeding other than in such courts, and (e) waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding is brought in an inconvenient forum.
17. Underwriters’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters’ Information consists solely of the following information in the Prospectus: (i) the last paragraph on the front cover page concerning the terms of the offering by the Underwriters; and (ii) the statements concerning the Underwriters and the distribution of the Stock contained in the ninth paragraph under the heading “Underwriting.”
18. Authority of The Representatives. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives, will be binding on all the Underwriters.

19. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph, clause or provision hereof. If any Section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
20. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Shareholders and the Representatives.
21. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing is in accordance with your understanding of the agreement between the Company, the Selling Shareholders and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours, DOUBLE-TAKE SOFTWARE, INC.

By:
Name:
Title:

MICHAEL LESH
By:

ABS CAPITAL PARTNERS IV, L.P.
By:	ABS Partners IV, L.L.C.,
Its General Partner

By:
	Name:	Bobby Goswami
	Title:	Managing Member

ABS CAPITAL PARTNERS IV-A, L.P.
By:	ABS Partners IV, L.L.C.,
Its General Partner

By:
	Name:	Bobby Goswami
	Title:	Managing Member

ABS CAPITAL PARTNERS IV OFFSHORE, L.P.
By:	ABS Partners IV, L.L.C.,
Its General Partner

By:
	Name:	Bobby Goswami
	Title:	Managing Member

ABS CAPITAL PARTNERS IV SPECIAL OFFSHORE, L.P.
By:	ABS Partners IV, L.L.C.,
Its General Partner

By:
	Name:	Bobby Goswami
	Title:	Managing Member

Accepted as of
the date first above written:
Thomas Weisel Partners LLC
Cowen and Company, LLC
Acting on their own behalf
and as Representatives of several
Underwriters referred to in the
foregoing Agreement.
By: Thomas Weisel Partners, LLC

By:

Name: Bill McLeod
Title: Partner, Head of Capital Markets
By: Cowen and Company, LLC

By:

Name: Richard Ng-Yow
Title: Co-Head of Equity Capital Markets

SCHEDULE A

	Number of Shares of	Number of Shares of
	Firm Stock to be	Optional Stock to be
Name	Purchased	Purchased
Cowen and Company, LLC
Thomas Weisel Partners LLC
CIBC World Markets Corp.
Needham & Company, LLC
Canaccord Adams Inc.
JMP Securities LLC

Total

SCHEDULE B

	Number of Shares of	Number of Shares of
	Firm Stock to be	Optional Stock to
Selling Shareholders	Sold	be Sold
ABS Capital Partners IV, LP
400 East Pratt Street
Suite 910
Baltimore, Maryland 21202
ABS Capital Partners IV-A, LP
(see address above)
ABS Capital Partners IV Offshore, LP
(see address above)
ABS Capital Partners IV Special Offshore, LP
(see address above)
Michael Lesh
c/o Double-Take Software, Inc.
Baker Waterfront Plaza
Two Hudson Place, Suite 700
Hoboken, NJ 07030

Total

SCHEDULE C-1
General Use Free Writing Prospectuses
     None.

SCHEDULE C-2
•	Issuer: Double-Take Software, Inc. (Nasdaq: DBTK) (the “Company”)

•	Total Shares Offered: (with overallotment: )

•	Total Shares Offered by the Company:

•	Total Shares Offered by the Selling Shareholders:

•	Overallotment Option Offered by the Company:

•	Overallotment Option Offered by the Selling Shareholders:

•	Price to Public: $[ ]

SCHEDULE D
     [ ]

SCHEDULE E
ABS Capital Partners IV, LP
ABS Capital Partners IV-A, LP
ABS Capital Partners IV Offshore, LP
ABS Capital Partners IV Special Offshore, LP
Double-Take Software S.A.S.

Exhibit I-A
Form of Lock Up Agreement
July __, 2007
Thomas Weisel Partners LLC
Cowen and Company, LLC
As representatives of the
several Underwriters
c/o Thomas Weisel Partners LLC
Lever House
390 Park Avenue, 2nd Floor
New York, New York 10022
c/o Cowen and Company, LLC
1221 Avenue of the Americas
New York, New York 10020
     Re: Double-Take Software Registration Statement on Form S-1 for Shares of Common Stock
     Dear Sirs:
     This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Double-Take Software, Inc., a Delaware Corporation (the “Company”) and Thomas Weisel Partners LLC (“Thomas Weisel”) and Cowen and Company, LLC (“Cowen”), as representatives of a group of underwriters (collectively, the “Underwriters”), to be named therein, and the other parties thereto (if any), relating to the proposed public offering (the “Offering”) of shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company.
     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Stock will confer upon the undersigned in its capacity as a securityholder and/or officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date hereof through and including the date that is ninety (90) days following the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Thomas Weisel and Cowen, directly or indirectly,
     (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable into Common Stock or Beneficially Owned Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable into Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Stock.
     The restrictions set forth in the immediately preceding paragraph shall not apply to:
     (1) if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the direct or indirect beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,
     (2) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, and
     (3) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;
provided, however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Thomas Weisel and Cowen, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Thomas Weisel and Cowen, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended. Furthermore, anything contained herein to the contrary notwithstanding, the undersigned may sell common stock of the Company in the aggregate amount not to exceed ___shares of common stock of the Company pursuant to the undersigned’s Rule 10b5-1 plan in existence as of July 1, 2007.
     If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Thomas Weisel and Cowen waive, in writing, such extension.

     The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 15 of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date hereof to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.
     The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above). In addition, the undersigned hereby waives, other than as described in the registration statement in connection with the Offering, from the date hereof until the expiration of the ninety (90) day period following the date of the Underwriting Agreement and any extension of such period pursuant to the terms hereof, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock or securities convertible into or exercisable or exchangeable into Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. If the Company decides to terminate the Offering, then upon written notice of such decision to the undersigned and the Underwriters this agreement shall terminate.
     The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions.

Very truly yours,
By:
Name:
Title:

Exhibit I-B
Form of Lock Up Agreement
July __, 2007
Thomas Weisel Partners LLC
Cowen and Company, LLC
As representatives of the
several Underwriters
c/o Thomas Weisel Partners LLC
Lever House
390 Park Avenue, 2nd Floor
New York, New York 10022
c/o Cowen and Company, LLC
1221 Avenue of the Americas
New York, New York 10020
     Re: Double-Take Software Registration Statement on Form S-1 for Shares of Common Stock
     Dear Sirs:
     This Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Double-Take Software, Inc., a Delaware Corporation (the “Company”) and Thomas Weisel Partners LLC (“Thomas Weisel”) and Cowen and Company, LLC (“Cowen”), as representatives of a group of underwriters (collectively, the “Underwriters”), to be named therein, and the other parties thereto (if any), relating to the proposed public offering (the “Offering”) of shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company.
     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Stock will confer upon the undersigned in its capacity as a securityholder and/or officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date hereof through and including the date that is ninety (90) days following the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Thomas Weisel and Cowen, directly or indirectly,
     (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable into Common Stock or Beneficially Owned Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable into Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Stock.

     The restrictions set forth in the immediately preceding paragraph shall not apply to:
     (1) if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the direct or indirect beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,
     (2) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, and
     (3) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;
provided, however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Thomas Weisel and Cowen, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Thomas Weisel and Cowen, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.
     If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Thomas Weisel and Cowen waive, in writing, such extension.
     The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 15 of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date hereof to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.
     The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above). In addition, the undersigned hereby waives, other than as described in the registration statement in connection with the Offering, from the date hereof until the expiration of the ninety (90) day period following the date of the Underwriting Agreement and any extension of such period pursuant to the terms hereof, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock or securities convertible into or exercisable or exchangeable into Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. If the Company decides to terminate the Offering, then upon written notice of such decision to the undersigned and the Underwriters this agreement shall terminate.
     The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions.

Very truly yours,
By:
Name:
Title: